UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 5, 2026
UWM HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39189	84-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

585 South Boulevard E.
Pontiac,	MI	48341
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 981-8898
(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On October 5, 2026, UWM Holdings Corporation (the “Company”) commenced its previously announced rights offering to raise proceeds of up to $400 million (the “Rights Offering”). Pursuant to the Rights Offering, each holder of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) as of October 2, 2026 (the “Record Date”) will receive one (1) subscription right (each, a “Right” and, collectively, the “Rights”) for each share of Class A Common Stock owned as of such date. The Rights Offering is being made pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-297986) (the “Registration Statement”) that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on August 5, 2026, and the prospectus supplement relating the rights offering filed with the SEC on September 29, 2026 (together with the base prospectus included in the Registration Statement, the “Prospectus”).
This Form 8-K updates the information in the Prospectus to include the final number of shares of Class A Common Stock issuable upon exercise of each Right as of the Record Date. The Prospectus provided an estimate that each Right would have entitled its holder to purchase approximately 0.57 shares of Class A Common Stock based on the number of Class A Common Stock outstanding as of September 25, 2026. Based on the number of shares of Class A Common Stock outstanding as of the Record Date, each Right entitles its holder to purchase 0.57 shares of Class A Common Stock at a subscription price per share (the “Subscription Price Per Share”) equal to the greater of: (i) $2.00; and (ii) 85% of the volume-weighted average price per share of the Class A Common Stock during the ten (10) consecutive trading days ending on the third trading day immediately prior to the expiration of the Rights Offering. Each Rights holder that is a stockholder of record as of the Record Date and that fully exercises its Rights will be entitled to subscribe for additional shares of Class A Common Stock that remain unsubscribed pursuant to an over-subscription right. The Rights Offering will expire at 5:00 p.m., Eastern Time, on November 12, 2026.
This Form 8-K also updates the information in the Prospectus regarding trading of the Rights on the New York Stock Exchange (“NYSE”). As of the Record Date, the closing price of the Class A Common Stock as reported on the NYSE was $1.26. To the extent that the market price of the Company’s Class A Common Stock continues to be less than the minimum Subscription Price Per Share of $2.00, the Rights will not be eligible to trade on the NYSE.
As previously disclosed, the Company entered into a support and backstop agreement (the “Backstop Agreement”) with SFS Group Capital, LLC (“SFS Group”), Mat Ishbia (together with SFS Group, the “Ishbia Support Parties”), and certain funds or investment vehicles advised, managed by, or otherwise affiliated with Oaktree Capital Management, L.P. (the “Oaktree Purchasers,” and together with the Ishbia Support Parties, the “Backstop Purchasers”). Mat Ishbia is the Company’s chief executive officer and is the sole manager and indirectly controls the entity that holds 75% of the equity interests in SFS Group. To the extent that the Rights Offering is not subscribed at a level that raises $400 million, the Oaktree Purchasers have the option, and the Ishbia Support Parties have the obligation, to purchase securities for the unfunded amount, such that the gross proceeds to us from the rights offering and pursuant to the Backstop Agreement would be at least $400 million. Both the Oaktree Purchasers and the Ishbia Support Parties may purchase securities from the Company pursuant to the Backstop Agreement through either (i) shares of Class A Common Stock, at the Subscription Price Per Share, or (ii) junior perpetual non-convertible preferred stock, and an equal amount of warrants to purchase Class A Common Stock for an aggregate number of warrants equal to 20% of the initial liquidation preference of such preferred stock.
In connection with the Rights Offering, the Company is filing certain ancillary agreements as Exhibits 4.15, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K for the purpose of incorporating such items by reference as exhibits to the Registration Statement. Also in connection with the Rights Offering, the Company is filing as Exhibit 5.1, the opinion of Greenberg Traurig, P.A., in connection with the issuance of the Rights and the underlying Class A Common Stock issuable upon exercise of the Rights. In addition, the Description of Capital Stock set forth as Exhibit 4.6 to this Current Report on Form 8-K is being filed for the purpose of updating the description of the Company’s capital stock.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of the Prospectus, copies of which will be mailed to all eligible record date stockholders and can be accessed through the SEC’s website at www.sec.gov. A copy of the Prospectus may also be obtained from the information agent, D.F. King, toll free at (866) 406-2284 (toll-free) or by email at uwmc@dfking.com. Additional information regarding the Rights Offering is set forth in the Prospectus filed with the SEC.
Item 9.01 Exhibits.
(d) Exhibits

Exhibit No.	Description

4.6	Description of Capital Stock

4.15	Form of Subscription Rights Certificate

5.1	Opinion of Greenberg Traurig, P.A.

23.1	Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1).

99.1	Form of Instructions for Use of Subscription Rights Certificates

99.2	Form of Letter to Stockholders who are Record Holders

99.3	Form of Letter to Brokers, Dealers, Banks and Other Nominee Holders

99.4	Form of Notice of Guaranteed Delivery for Subscription Rights Certificates

99.5	Form of Beneficial Holder Election Form

99.6	Form of Nominee Holder Certification

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWM HOLDINGS CORPORATION

By:	/s/ Rami Hasani

Name:	Rami Hasani

Title:	Executive Vice President, Chief Financial Officer
Date:    October 5, 2026